SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C. 20549

                               Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     Pre-Effective Amendment No.  _____                            [ ]

     Post-Effective Amendment No.    25     File No. 2-65489       [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

     Amendment No.  26                      File No.  811-2948     [X]

D. L. BABSON TAX-FREE INCOME FUND, INC.
--------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

700 Karnes Blvd., Kansas City, Missouri 64108-3306
--------------------------------------------------------------
(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code (816)-751-5900

Larry D. Armel, President, D. L. BABSON TAX-FREE INCOME FUND, INC. 700 Karnes Blvd., Kansas City, Missouri 64108-3306
--------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: October 31, 1998

It is proposed that this filing become effective:

  X   On October 31, 1998, pursuant to paragraph (b) of Rule 485

Title of securities being registered:

     Common Stock, $1.00 par value

Please address inquiries and communications to:
     Martin A. Cramer
     D. L. Babson Tax-Free Income Fund, Inc.
     700 Karnes Blvd.
     Kansas City, MO  64108-3306
     Telephone:  (816) 751-5900

and a carbon copy of all communications to:
     Mark H. Plafker, Esq.
     Stradley, Ronon, Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA  19103-7098
     Telephone:  (215) 564-8000

                           CROSS REFERENCE SHEET

Form N-1A Item Number                          Location in Prospectus

Item 1.   Cover Page . . . . . . . . . . . . . Cover Page

Item 2.   Synopsis . . . . . . . . . . . . . . Not Applicable

Item 3.   Condensed Financial Information  . . Per Share Capital and
                                               Income Changes

Item 4.   General Description of Registrant. . Investment Objective
                                               and Portfolio
                                               Management Policy

Item 5.   Management of the Fund . . . . . . . Officers and Directors;
                                               Management and
                                               Investment Counsel

Item 6.   Capital Stock and Other Securities . How to Purchase Shares;
                                               How to Redeem Shares;
                                               How Share Price is
                                               Determined; General
                                               Information and
                                               History; How Share
                                               Price is Determined
                                               Dividends Distributions
                                               and their Taxation

Item 7.   Purchase of Securities . . . . . . . Cover Page; How to
               being Offered                   Purchase Shares;
                                               Shareholder Services

Item 8.   Redemption or Repurchase . . . . . . How to Redeem Shares

Item 9.   Pending Legal Proceedings  . . . . . Not Applicable

Item 10.  Cover Page . . . . . . . . . . . . . Cover Page

Item 11.  Table of Contents  . . . . . . . . . Cover Page

Item 12.  General Information and History  . . Investment Objectives and
                                               Policies; Management and
                                               Investment Counsel

Item 13.  Investment Objectives and Policies . Investment Objectives
                                               and Policies;
                                               Investment Restrictions

Item 14.  Management of the Fund . . . . . . . Management and
                                               Investment Counsel

Item 15.  Control Persons and Principal  . . . Management and
          Holders of Securities                Investment Counsel;
                                               Officers and Directors

Item 16.  Investment Advisory and other  . . . Management and Investment
          Services                             Counsel; Shareholder
                                               Services (Prospectus)

Item 17.  Brokerage Allocation . . . . . . . . Portfolio Transactions

Item 18.  Capital Stock and Other Securities . General Information;
                                               Financial Statements

Item 19.  Purchase, Redemption and Pricing . . How Share Purchases
          of Securities Being Offered          are Handled; Redemption
                                               of Shares
                                               Financial Statements

Item 20.  Tax Status . . . . . . . . . . . . . Dividends, Distributions
                                               and their Taxation (in
                                               Prospectus)

Item 21.  Underwriters . . . . . . . . . . . . How the Fund's Shares
                                               are Distributed

Item 22. Calculation of Yield Quotations. . . Performance Measures of Money Market Fund

Item 23.  Financial Statements . . . . . . . . (Incorporated by
                                               reference)

BABSON
Tax-Free
Income
FUND


Prospectus
October 31, 1998

A no-load mutual fund principally invested in municipal securities to provide regular income exempt from federal tax.


BABSON FUNDS
Jones & Babson Distributors
A member of the Generali Group



PROSPECTUS
October 31, 1998

D. L. BABSON TAX-FREE
INCOME FUND, INC.

Managed and Distributed By:
JONES & BABSON, INC.
Kansas City, Missouri

Toll-Free 1-800-4-BABSON
(1-800-422-2766)
In the Kansas City area 751-5900

Investment Counsel:
DAVID L. BABSON & CO. INC.
Cambridge, Massachusetts


INVESTMENT OBJECTIVE

The Babson Tax-Free Income Fund offers investors a choice among three Portfolios with differing maturity lengths of investment-grade municipal securities providing the highest level of regular income exempt from federal income tax consistent with their quality and matu-rity standards.

The Money Market Portfolio further seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. Although each Portfolio invests in high quality instruments, the shares of the Portfolios are not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a constant net asset value per share.

The Fund was founded particularly for those investors who share its investment goals and who wish to have their investment receive continuous portfolio supervision by the staff of David L. Babson & Co. Inc.

PURCHASE INFORMATION
Minimum Investment
(each Portfolio selected)
Initial Purchase (unless Automatic Monthly)             $    1,000
Initial Uniform Transfers (Gifts) to
  Minors Purchases (unless Automatic Monthly)           $      250
Subsequent Purchase (unless Automatic Monthly):
  By Mail or Telephone Purchase (ACH)                   $      100
  By Wire                                               $    1,000
Automatic Monthly Purchases (ACH):
  Initial                                               $      100
  Subsequent                                            $       50

Shares are purchased and redeemed at net asset value. There are no sales, redemption or Rule 12b-1 distribution charges. If you need further information, please call the Fund at the telephone numbers indicated above.

ADDITIONAL INFORMATION

This prospectus should be read and retained for future reference. It contains the information that you should know before you invest. A "Statement of Additional Information" of the same date as this prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference. Investors desiring additional information about the Fund may obtain a copy without charge by calling the Fund at the telephone numbers indicated above or by writing to the address on the back cover.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS
                                                        Page
Fund Expenses                                           3
Financial Highlights                                    5
Investment Objective and Portfolio Management Policy    7
Repurchase Agreements                                   8
Risk Factors                                            8
Investment Restrictions                                 9
Performance Measures                                    9
How to Purchase Shares                                  11
Initial Investments                                     11
Investments Subsequent to Initial Investment		12
Telephone Investment Service                            12
Automatic Monthly Investment Plan                       12
How to Redeem Shares                                    13
Systematic Redemption Plan                              16
How to Exchange Shares Between Funds and Portfolios     16
How Share Price is Determined                           17
Officers and Directors                                  19
Management and Investment Counsel                       19
General Information and History                         20
Dividends, Distributions and Their Taxation		21
Shareholder Services                                    22
Shareholder Inquiries                                   23


FUND EXPENSES
PORTFOLIO L
Shareholder Transaction Expenses
  Maximum sales load imposed on purchases               None
  Maximum sales load imposed on reinvested dividends    None
  Deferred sales load                                   None
  Redemption fee                                        None
  Exchange fee                                          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
  Management fees                                       .95%
  12b-1 fees                                            None
  Other expenses                                        .11%
  Total Fund operating expenses                        1.06%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years

	$11	$34	$58	$129

PORTFOLIO S
Shareholder Transaction Expenses
  Maximum sales load imposed on purchases               None
  Maximum sales load imposed on reinvested dividends    None
  Deferred sales load                                   None
  Redemption fee                                        None
  Exchange fee                                          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
  Management fees                                       .95%
  12b-1 fees                                            None
  Other expenses                                        .11%
  Total Fund operating expenses                        1.06%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years

	$11	$34	$58	$129

PORTFOLIO MM
Shareholder Transaction Expenses
  Maximum sales load imposed on purchases               None
  Maximum sales load imposed on reinvested dividends    None
  Deferred sales load                                   None
  Redemption fee                                        None
  Exchange fee                                          None
Annual Fund Operating Expenses
(as a percentage of average net assets)
  Management fees                                       .50%
  12b-1 fees                                            None
  Other expenses                                        .11%
  Total Fund operating expenses                         .61%

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

	1 Year	3 Years	5 Years	10 Years

	$6	$20	$34	$77

The above information is provided in order to assist you in understanding the various costs and expenses that a share-holder of the Fund will bear directly or indirectly. The expenses set forth above are for the fiscal year ended June 30, 1998. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


FINANCIAL HIGHLIGHTS

The following financial highlights for each of the past ten fiscal years have been derived from audited financial statements of D.L. Babson Tax-Free Income Fund, Inc. Such information for the most recent five fiscal years should be read in conjunction with the financial statements of the Fund and the report of Arthur Andersen LLP, independent public accountants, appearing in the June 30, 1998, Annual Report to Shareholders which is incorporated by reference into this prospectus. The information for each of the five fiscal years from the period ended June 30, 1989 to June 30, 1993, is not covered by the report of Arthur Andersen LLP.

PORTFOLIO L                                1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
Net asset value, beginning of year      $  8.96 $  8.74 $  8.67 $  8.52 $  9.49 $  9.04 $  8.74 $  8.63 $  8.80 $  8.41
  Income from investment operations:
    Net investment income                  0.40    0.42    0.41    0.42    0.43    0.46    0.52    0.54    0.56    0.65
    Net gains (or losses) on securities
      (both realized and unrealized)       0.28    0.24    0.07    0.17    (0.56)  0.57    0.57    0.11  (0.17)    0.39
  Total from investment
    operations                             0.68    0.66    0.48    0.59    (0.13)  1.03    1.09    0.65    0.39    1.04

  Less distributions:
    Dividends from net
      investment income                  (0.40)  (0.42)  (0.41)  (0.42)  (0.43)  (0.46)  (0.52)  (0.54)  (0.56)  (0.65)
    Distributions from
      capital gains                      (0.02)  (0.02)    -     (0.02)  (0.41)  (0.12)  (0.27)    -       -       -
  Total distributions                    (0.42)  (0.44)  (0.41)  (0.44)  (0.84)  (0.58)  (0.79)  (0.54)  (0.56)  (0.65)
Net asset value, end of year            $  9.22 $  8.96 $  8.74 $  8.67 $  8.52 $  9.49 $  9.04 $  8.74 $  8.63 $  8.80

Total return                                 8%      8%      6%      7%      (2)%    12%     13%     8%      5%     13%

Ratios/Supplemental Data
Net assets, end of year
  (in millions)                         $    27 $    27 $    27 $    28 $   30   $   34 $    30 $    29 $    28 $    26
Ratio of expenses to average
  net assets                              1.06%   1.01%   1.01%   1.02%   1.02%   1.00%   0.99%   0.98%   1.00%   0.99%
Ratio of net investment income to
  average net assets                      4.46%   4.71%   4.67%   4.98%   4.73%   5.03%   5.73%   6.22%   6.47%   7.51%
Portfolio turnover rate                     18%     21%     39%     34%     53%    126%    128%    116%    121%    172%

PORTFOLIO S                                1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
Net asset value, beginning of year       $10.74  $10.69  $10.71  $10.62  $11.05  $10.78  $10.54  $10.44  $10.46  $10.54
  Income from investment operations:
    Net investment income                  0.44    0.44    0.44    0.45    0.46    0.50    0.55    0.59    0.61    0.68
    Net gains (or losses) on securities
      (both realized and unrealized)       0.08    0.10    0.01    0.10    (0.37)  0.29    0.36    0.21  (0.02)  (0.05)
    Total from investment
      operations                           0.52    0.54    0.45    0.55    0.09    0.79    0.91    0.80    0.59    0.63

    Less distributions:
      Dividends from net
        investment income                (0.44)  (0.44)  (0.44)  (0.45)  (0.46)  (0.50)  (0.55)  (0.59)  (0.61)  (0.68)
      Distributions from
        capital gains                    (0.03)  (0.05)  (0.03)  (0.01)  (0.06)  (0.02)  (0.12)  (0.11)    -     (0.03)
    Total distributions                  (0.47)  (0.49)  (0.47)  (0.46)  (0.52)  (0.52)  (0.67)  (0.70)  (0.61)  (0.71)
Net asset value, end of year             $10.79  $10.74  $10.69  $10.71  $10.62  $11.05  $10.78  $10.54  $10.44  $10.46

Total return                                 5%      5%      4%      5%      1%      8%      9%      8%      6%      6%

Ratios/Supplemental Data
Net assets, end of year
  (in millions)                          $   21  $   23  $   25  $   28  $   29  $   26  $   22  $  18  $   18   $   18
Ratio of expenses to average
  net assets                              1.06%   1.01%   1.01%   1.01%   1.02%   1.00%   1.00%   0.99%   0.99%   0.99%
Ratio of net investment income to
  average net assets                      4.00%   4.12%   4.13%   4.28%   4.22%   4.58%   5.14%   5.57%   5.82%   6.48%
Portfolio turnover rate                     21%     23%     41%     34%     21%     47%     81%     98%     74%    115%

PORTFOLIO MM                               1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
Net asset value, beginning of year      $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00
  Income from investment operations:
    Net investment income                  0.03    0.03    0.03    0.03    0.02    0.02    0.03    0.05    0.05    0.05

  Less distributions:
    Dividends from net
      investment income                  (0.03)  (0.03)  (0.03)  (0.03)  (0.02)  (0.02)  (0.03)  (0.05)  (0.05)  (0.05)
Net asset value, end of year            $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00 $  1.00

Total return                                 3%      3%      3%      3%      2%      2%      3%      5%      6%      6%

Ratios/Supplemental Data
Net assets, end of year
  (in millions)                        $     10 $     9 $     8 $    16 $   15  $     9 $    10 $    10 $    11 $    14
Ratio of expenses to average
  net assets                              0.61%   0.58%   0.58%   0.59%   0.57%   0.56%   0.55%   0.54%   0.55%   0.54%
Ratio of net investment income
  to average net assets                   3.06%   3.10%   3.15%   3.07%   1.99%   2.18%   3.40%   4.82%   5.44%   5.69%


INVESTMENT OBJECTIVE AND
PORTFOLIO MANAGEMENT POLICY

Babson Tax-Free Income Fund offers three separate Portfolios. The Fund's objective is to provide investors with the highest level of investment income exempt from federal income tax consistent with the quality and maturity standards prescribed for each Portfolio. The Money Market Portfolio further seeks to maintain liquidity and a constant price of $1.00 per share. Although the Fund cannot guarantee that these objectives will be achieved, but through careful management and diversification it will seek to reduce risk and enhance the opportunities for higher income and greater price stability.

Each Portfolio will have substantially all of its assets invested in investment-grade municipal securities, the interest on which is deemed exempt from federal income tax (including the alternative minimum tax). The essential difference in the Portfolios will be the time to maturity of their holdings. Investors may suit their financial needs and circumstances by investing in one or more of the Portfolios or by transferring from one to another. For a description of municipal securities and their ratings, see "Municipal Secu-rities Described and Ratings" in the "Statement of Addi-tional Information." The
Portfolios are:

Portfolio L - Longer Term: The weighted average maturity is expected to be between ten and twenty-five years with maturities generally being longer than five years at the time of purchase. There is no maximum maturity. Longer maturities produce higher income but carry greater possibility of price fluctuation compared to obligations with shorter terms.

Portfolio S - Shorter Term: The weighted average maturity is expected to be between two and five years with no maturities more than ten years at the time of purchase. Shorter maturities usually result in lower income but provide more stability in price when compared to obligations with longer maturities.

Portfolio MM - Money Market: Expected average weighted maturity is 90 days or less. No maturities will be more than one year at the time of purchase. Net asset value is expected to remain constant at $1.00 per share.

During periods of normal market conditions, the Fund will invest at least 80% of the total assets of each Portfolio (exclusive of cash) in municipal securities, such as bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States including their political subdivisions or their constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax including the alternative minimum tax. This fundamental policy will not be changed without shareholder approval, except that the Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of management, it is advisable to do so in the best interest of shareholders, such as when market conditions dictate a defensive posture in taxable obligations. During the Fund's fiscal year ended June 30, 1998, the following percentages of income were exempt from federal income taxes: Portfolio L, 97.85%, Portfolio S, 99.76% and Portfolio MM, 99.82%.

At least 90% of the municipal bonds in Portfolio L and Portfolio S will be rated at the time of purchase within the top three classifications of Moody's Investors Service, Inc. (Aaa, Aa and A), or by Standard and Poor's Corp. (AAA, AA and A). Any municipal bond backed by the full faith and credit of the federal government shall be considered to have a rating of AAA. Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the United States; or (2) are rated MIG-1, MIG-2 or MIG-3 by Moody's; or (3) if the notes are not rated, then the issuer's long-term bond rating must be at least A as determined by Moody's or by S&P. Short-term discount notes are limited to those obligations rated A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's or their equivalents as determined by the Board of Directors. With respect to short-term discount notes which are not rated, the issuer's long-term bond rating must be at least A by S&P or Moody's.

One hundred percent of the bonds in Portfolio MM must be rated at the time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. (Aaa and Aa), or Standard & Poor's Corporation (AAA and AA), or of comparable quality as determined by the Board of Directors. Any municipal bond held in Portfolio MM- Money Market that is backed by the full faith and credit of the federal government shall be considered to have a rating of AAA. Investments in short-term municipal obligations and notes will be limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the United States; (2) are rated MIG-1 or MIG-2 by Moody's; or (3) if the obligations or notes are not rated, then of comparable quality as determined by the Board of Directors. Short-term discount notes will be limited to those obligations rated A-1 by S&P or Prime-1 by Moody's or their equivalents as determined by the Board of Directors. If the short-term discount notes are not rated, then they must be of comparable quality as determined by the Board of Directors.

While the Fund normally maintains at least 80% of each Portfolio in municipal securities, it may invest any remaining balance in taxable money market instruments on a temporary basis, if management believes this action would be in the best interest of shareholders. Included in this category are: obligations of the United States of America, its agents or instrumentalities; certificates of deposit; bankers' acceptances and other short-term debt obligations of United States banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by Standard & Poor's Corp. or Prime-2 or better by Moody's Investors Service, Inc., or certain rights to acquire these securities.

The Fund reserves the right to hold cash reserves as management deems necessary for defensive or emergency purposes.

It is the policy of the Fund not to invest more than 25% of its assets in any one classification of municipal securities, except project notes or other tax-exempt obligations which are backed by the U.S. government.

Should the rating organizations used by the Fund cease to exist or change their systems, the Fund will attempt to use other comparable ratings as standards for its investments in municipal securities in accordance with its investment policies.

REPURCHASE AGREEMENTS

A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the purchaser's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, repurchase agreements are considered loans by the Fund.

The Fund will enter into such repurchase agreements only with United States banks having assets in excess of $1 billion which are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the qualifications set from time to time by the Board of Directors of the Fund. The term to maturity of a repurchase agreement normally will be no longer than a few days. Repurchase agreements maturing in more than seven days and other illiquid securities will not exceed 10% of the net assets of the Fund.

RISK FACTORS

Risk Factors Peculiar to
Municipal Securities

The values of the Portfolios and in turn the price of their shares, may increase or decrease whenever interest rates change on new issues. Normally, Portfolio price volatility declines as its average maturity shortens. The Money Market Portfolio will attempt to maintain a constant price, but there is no guarantee. There also is a possibility that any of the issues may default on their obligation. Management intends to minimize this risk by maintaining all Portfolios in issues rated high in quality.

Risk Factors Applicable
to Repurchase Agreements

Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Fund at cost plus an agreed-to interest rate within a specified time. A risk of repurchase agreements is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be temporarily impaired, and it subsequently might incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation. There is also the risk that the Fund may be delayed or prevented from exercising its rights to dispose of the collateral.

Risk Factors Applicable to
Year 2000 Issue

Like other mutual funds, as well as other financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Manager, Investment Counsel and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Manager and Investment Counsel are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INVESTMENT RESTRICTIONS

In addition to the policies set forth under the caption "Investment Objective and Portfolio Management Policy" the Fund is subject to certain other restrictions which may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund or the affected Portfolio series. Among these restrictions, the more important ones are that the Fund (Portfolio) will not invest in equity securities; purchase the securities of any issuer if more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would hold more than 10% of any class of securities of such issuer; borrow money in any Portfolio except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio. The full text of these restrictions is set forth in the "Statement of Additional Information."

There is no limitation with respect to investments in U.S. Treasury Bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

PERFORMANCE MEASURES

From time to time, each of the Portfolios may advertise its performance in various ways, as summarized below. Further discussion of these matters also appears in the "Statement of Additional Information." A discussion of Fund performance is included in the Fund's Annual Report to Shareholders which is available from the Fund upon request at no charge.

Yield of Portfolio MM

From time to time, Portfolio MM may advertise "yield" and "effective yield." The "yield" of a Fund refers to the income generated by an investment over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

Portfolio MM may quote its yield in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of Portfolio MM and in providing a basis for comparison with other investment alternatives. However, since the net investment income of Portfolio MM changes in response to fluctuations in interest rates and Portfolio expenses, any given yield quotations should not be considered representative of the Portfolio's yield for any future period. Current yield and price quotations for the Portfolio may be obtained by telephoning 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

Total Return of Portfolios L and S

Portfolio L and Portfolio S may advertise "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in a Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolios during the period were reinvested in additional shares. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of a Portfolio's operations, or on a year-by-year basis). When considering "average" total return fig-ures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Performance Comparisons

In advertisements or in reports to shareholders, each Portfolio may compare its performance to that of other mutual funds with similar investment objectives and to bond or other relevant indices. Portfolio S and Portfolio L may compare their performance to rankings prepared by Lipper Analytical Services, Inc. (Lipper), a widely recognized independent service and to the Shearson Lehman Hutton Government/Corporate Index, an unmanaged index of government and corporate bonds, or the Consumer Price Index. Performance information, rankings, ratings, published editorial comments and listings as reported in national financial publications such as Kiplinger's Personal Finance Magazine, Business Week, Morningstar Mutual Funds, Investor's Business Daily, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money, Forbes, Fortune and Barron's may also be used in comparing performance of the Fund. Similarly, Portfolio MM may compare its yields to the Donoghue's Money Fund Average and the Donoghue's Government Money Fund Average which are averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, or to the average yield reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance comparisons should not be considered as representative of the future performance of any Fund. Further information regarding the performance of the Fund is contained in the "Statement of Additional Information."

Performance rankings, recommendations, published editorial comments and listings reported in Money, Barron's, Kiplinger's Personal Finance Magazine, Financial World, Forbes, U.S. News & World Report, Business Week, The Wall Street Journal, Investors Business Daily, USA Today and Fortune, may also be cited (if a Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from Morningstar Mutual Funds, Personal Finance, Income and Safety, The Mutual Fund Letter, No-Load Fund Investor, United Mutual Fund Selector, No-Load Fund Analyst, No-Load Fund X, Louis Rukeyeser's Wall Street newsletter, Donoghue's Money Letter, CDA Investment Technologies, Inc., Wiesenberger Investment Company Service and Donoghue's Mutual Fund Almanac.

HOW TO PURCHASE SHARES

Shares are purchased at net asset value (no sales charge) from the Fund through its agent, Jones & Babson, Inc. To complete a purchase order by mail, wire or telephone, please provide the information detailed below. For information or assistance call toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900. If an investor wishes to engage the services of any other broker to purchase (or redeem) shares of the Fund, a fee may be charged by such broker. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

You do not pay a sales commission when you buy shares of the Fund. Shares are purchased at the Portfolio's net asset value (price) per share next effective after a purchase order and payment have been received and accepted by the Fund. In the case of certain institutions which have made satisfactory payment arrangements with the Fund, orders may be processed at the net asset value per share next effective after a purchase order has been received by such institutions.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offerings made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Fund's special investment programs. The Fund reserves the right to refuse to accept orders for Fund shares unless accompanied by payment, except when a responsible person has indemnified the Fund against losses resulting from the failure of investors to make payment. In the event that the Fund sustains a loss as the result of failure by a purchaser to make payment, the Fund's underwriter, Jones
& Babson, Inc., will cover the loss.


INITIAL INVESTMENTS

Initial investments - By mail. You may open an account and make an investment by completing and signing the application which accompanies this prospectus. The minimum initial purchase for each Portfolio selected is $1,000 unless your purchase is pursuant to the Uniform Transfers (Gifts) to Minors Act, in which case the minimum initial purchase is $250 for each Portfolio selected. However, if electing the Automatic Monthly Investment Plan, the minimum initial purchase for each Portfolio selected is reduced to $100 for all accounts. Make your check payable to UMB Bank, n.a. Mail your application and check to:

D.L. Babson Tax-Free Income Fund, Inc.
P.O. Box 419757
Kansas City, MO 64141-6757

Initial investments - By wire. You may purchase shares of the Fund by wiring the purchase price ($1,000 minimum for each Portfolio selected) through the Federal Reserve Bank to the custodian, UMB Bank, n.a. Prior to sending your money, you must call the Fund toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900 and provide the identity of the registered account owner, the registered address, the Social Security or Tax Identification Number of the registered owner, the amount being wired, the name and telephone number of the wiring bank and the person to be contacted in connection with the order. You will then be provided a Fund account number, after which you should instruct your bank to wire the specified amount, along with the account number and the account registration to:

UMB Bank, n.a.
Kansas City, Missouri, ABA #101000695
For Babson Tax-Free Income Fund (insert
name and number of Portfolio)
Portfolio L - Longer Term/AC=987032-619-1
Portfolio S - Shorter Term/AC=987032-618-3
Portfolio MM - Money Market/AC=987032-617-5
OBI=(assigned Fund number and name in which registered)

A completed application must be sent to the Fund as soon as possible so the necessary remaining information can be recorded in your account. Payment of redemption proceeds may be delayed until the completed application is received by the Fund.

INVESTMENTS SUBSEQUENT
 TO INITIAL INVESTMENT

You may add to your Fund account at any time in amounts of $100 or more if purchases are made by mail or telephone purchase, or $1,000 or more if purchases are made by wire. Automatic monthly investments must be in amounts of $50 or more.

Checks should be made payable to UMB Bank, n.a. and mailed to the Fund at:

P.O. Box 419779
Kansas City, MO 64141-6779

Always identify your account number or include the detachable reminder stub which accompanies each confirmation.

Wire share purchases should include your account registration, your account number and the name of the Babson Fund (Portfolio) in which you are purchasing shares. It also is advisable to notify the Fund by telephone that you have sent a wire purchase order to the bank.

TELEPHONE INVESTMENT SERVICE

To use the Telephone Investment Service, you must first establish your Fund account and authorize telephone orders in the application form, or, subsequently, on a special authorization form provided upon request. If you elect the Telephone Investment Service, you may purchase Fund shares by telephone and authorize the Fund to draft your checking account ($100 minimum) for the cost of the shares so purchased. Debits to your checking account would be processed through the Automated Clearing House
(ACH). You will receive the next available price after the Fund has received your telephone call. Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon instructions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its shareholders.

AUTOMATIC MONTHLY
INVESTMENT PLAN

You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more for any account). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request. Debits to your checking account would be processed through the Automated Clearing House (ACH). Availability and continuance of this privilege is subject to acceptance and approval by the Fund and all participating banks. If the date selected falls on a day upon which the Fund shares are not priced, investment will be made on the first date thereafter upon which Fund shares are priced. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time upon 15 days written notice to shareholders, and to terminate or modify the privileges without prior notice in any circumstances where such termination or modification is in the best interest of the Fund and its shareholders.

HOW TO REDEEM SHARES

The Fund will redeem shares at the price (net asset value per share) effective after receipt of a redemption request in "good order." (See "How Share Price is Determined.") Shares can be redeemed by written request or if previously authorized by telephone toll free 1-800-4-BABSON
(1-800-422-2766), or in the Kansas City area 751-5900.

All telephone requests to redeem shares, the proceeds of which are to be paid by check, made within 30 days of our receipt of an address change (including requests to redeem that accompany an address change) must be in writing. The request must be signed by each person in whose name the shares are owned, and all signatures must be guaranteed.

In each instance you must comply with the general requirements relating to all redemptions as well as with specific requirements set out for the particular redemption method you select. If you wish to expedite redemptions by using the telephone/telegraph privilege, you should carefully note the special requirements and limitations relating to these methods. Draft writing (check) privileges are available for Portfolio MM - Money Market only. If an investor wishes to engage the services of any other broker to redeem (or purchase) shares of the Fund, a fee may be charged by such broker.

Where additional documentation is normally required to support redemptions as in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity, such as certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations, it is the responsibility of the shareholder to maintain such documentation on file and in a current status. A failure to do so will delay the redemption. If you have questions concerning redemption requirements, please write or telephone the Fund well ahead of an anticipated redemption in order to avoid any possible delay.

Requests which are subject to special conditions or which specify an effective date other than as provided herein cannot be accepted. All redemption requests must be transmitted to the Fund at:

P.O. Box 419757
Kansas City, MO 64141-6757

The Fund will redeem shares at the price (net asset value per share) next computed after receipt of a redemption request in "good order." (For more information on how the Fund intends to maintain a constant price for shares of Portfolio MM, see "How Share Price is Determined.")

The Fund will endeavor to transmit redemption proceeds to the proper party, as instructed, as soon as practicable after a redemption request has been received in "good order" and accepted, but in no event later than the third business day thereafter. Transmissions are made by mail unless an expedited method has been authorized and specified in the redemption request. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

Redemptions will not become effective until all documents in the form required have been received. In the case of redemption requests made within 15 days of the date of purchase, the Fund will delay transmission of proceeds until such time as it is certain that unconditional payment in federal funds has been collected for the purchase of shares being redeemed or 15 days from the date of purchase, whichever occurs first. You can avoid the possibility of delay by paying for all of your purchases with a transfer of federal funds.

Shares redeemed will be entitled to receive all dividends declared through the date of redemption. If you redeem all of the shares in your account, in addition to the share redemption check, a separate check representing all dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date, according to your dividend instructions on file with the Fund. Any amount due you in your declared but unpaid dividend account cannot be redeemed by draft.

Signature Guarantees are required in connection with all redemptions of $50,000 or more by mail, or changes in share registration, except as hereinafter provided. These requirements may be waived by the Fund in certain instances where it appears reasonable to do so and will not unduly affect the interests of other shareholders. Signature(s) must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; or
(3) securities broker/dealers which are members of a national securities exchange or clearing agency or which have a minimum net capital of $100,000. A notarized signature will not be sufficient for the request to be in proper form.

Signature guarantees will be waived for mail redemptions of $50,000 or less, but they will be required if the checks are to be payable to someone other than the registered owner(s), or are to be mailed to an address different from the registered address of the shareholder(s), or where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.

The right of redemption may be suspended or the date of payment postponed beyond the normal three-day period when the New York Stock Exchange is closed or under emergency circumstances as determined by the Securities and Exchange Commission. Further, the Fund reserves the right to redeem its shares in kind under certain circumstances. If shares are redeemed in kind, the shareholder may incur brokerage costs when converting into cash. Additional details are set forth in the "Statement of Additional Information."

Due to the high cost of maintaining smaller accounts, the Board of Directors has authorized the Fund to close shareholder accounts where their value falls below the current minimum initial investment requirement at the time of initial purchase as a result of redemptions and not as the result of market action, and remains below this level for 60 days after each such shareholder account is mailed a notice of: (1) the Fund's intention to close the account, (2) the minimum account size requirement, and (3) the date on which the account will be closed if the minimum size requirement is not met. Since the minimum investment amount and the minimum account size are the same, any redemption from an account containing only the minimum investment amount may result in redemption of that account.

Withdrawal By Mail - Shares may be redeemed by mailing your request to the Fund. To be in "good order" the request must include the following:

A written request for redemption, together with an endorsed share certificate where a certificate has been issued, must be received by the Fund in order to constitute a valid tender for redemption. For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund before a redemption request will be considered in "good order."
In the case of certain institutions which have made satisfactory redemption arrangements with the Fund, redemption orders may be processed by facsimile or telephone transmission at net asset value per share next effective after receipt by the Fund.

	(1)	A written redemption request or stock assignment (stock
power) containing the genuine signature of each registered owner exactly as the shares are registered with clear identification of the account by registered name(s) and account number and the number of shares or the dollar amount to be redeemed;

	(2)	any outstanding stock certificates representing shares to be redeemed;

	(3)	signature guarantees as required (see Signature Guarantees);
and

	(4)	any additional documentation which the Fund may deem
necessary to insure a genuine redemption.

Withdrawal By Telephone or Telegraph - You may withdraw any amount ($1,000 minimum if wired) or more by telephone toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900, or by telegram to the Fund's address. Telephone/telegraph redemption authorization signed by all registered owners with signatures guaranteed must be on file with the Fund before you may redeem by telephone or telegraph. Funds will be sent only to the address of record. The signature guarantee requirement may be waived by the Fund if the request for this redemption method is made at the same time the initial application to purchase shares is submitted.

All communications must include the Fund's name, Portfolio name, your account number, the exact registration of your shares, the number of shares or dollar amount to be redeemed, and the identity of the bank and bank account (name and number) to which the proceeds are to be wired. This procedure may only be used for non-certificated shares held in open account. For the protection of shareholders, your redemption instructions can only be changed by filing with the Fund new instructions on a form obtainable from the Fund which must be properly signed with signature(s) guaranteed.

Telephone or telegraph redemption proceeds may be transmitted to your pre-identified bank account. Requests received prior to 1:00 P.M. (Eastern Time) for Portfolio MM and 4:00 P.M. (Eastern Time) for Portfolios L and S, proceeds will be wired the following business day. Once the funds are transmitted, the time of receipt and the funds' availability are not under our control. If your request is received during the day thereafter, proceeds normally will be wired on the second business day following the day of receipt of your request. Wired funds are subject to a $10 fee to cover bank wire charges, which is normally deducted from redemption proceeds, unless otherwise instructed. This charge may be reduced or waived in connection with certain accounts. The Fund reserves the right to change this policy or to refuse a telephone or telegraph redemption request or require additional documentation to assure a genuine redemption, and, at its option, may pay such redemption by wire or check and may limit the frequency or the amount of such request. The Fund reserves the right to terminate or modify any or all of the services in connection with this privilege at any time without prior notice. Neither the Fund nor Jones & Babson, Inc. assumes responsibility for the authenticity of withdrawal instructions, and there are provisions on the authorization form limiting their liability in this respect.

Withdrawal by Draft ("Check") (Portfolio MM only) - This method of redemption is limited to open account shares. You may elect this method of redemption on your initial application, or on a form which will be sent to you upon request. All signatures must be guaranteed unless this method of redemption is elected on your initial application. The authorization form, which all registered owners must sign, also contains a provision relieving the Fund and Jones & Babson, Inc. from liability for loss, if any, which you may sustain arising out of a non-genuine redemption pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with the Fund in such current status as the Fund may deem necessary. A new form properly signed, with signature(s) guaranteed must be received and accepted by the Fund before authorized redemption instructions already on file with the Fund can be changed.

When the draft authorization form is received by the Fund in "good order" and accepted, you will be provided a supply of drafts
("checks") which may be drawn on the Fund. Drafts must be deposited in a bank account of the payee to be cleared through the banking system in order to be presented to the Fund for payment through UMB Bank, n.a. An additional supply of drafts will be furnished upon request. There presently is no charge for these drafts or their clearance. However, the Fund and UMB Bank, n.a. reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice.

These drafts must be signed by all registered owners exactly as the shares are registered, except that if shares are owned in joint tenancy, drafts may be signed by any one joint owner unless otherwise indicated on the application. They may be made payable to the order of any person in any amount ranging from $500 to $100,000. The bank of the draft payee must present it for collection through UMB Bank, n.a. which delivers it to the Fund for redemption of a sufficient number of shares to cover the amount of the draft. Dividends will be earned by the shareholder on the draft proceeds until it clears at UMB Bank, n.a. Drafts will not be honored by the Fund and will be returned unpaid if there are insufficient open account shares to meet the withdrawal amount. The Fund reserves the right to withhold the bank's redemption request until it determines that it has received unconditional payment in federal funds for at least the number of shares required to be redeemed to make payment on the draft. If such a delay is necessary, the bank may return the draft not accepted (by the Fund) because there are not sufficient shares for which good payment has been received in the shareholder account. Dividends declared but not yet paid to you cannot be withdrawn by drafts. Drafts (checks) written on the Babson Tax-Free Income Fund (Portfolio MM) should not be used as a redemption form or for the transfer of shares to another Babson Fund unless the registration of the accounts involved is identical.

SYSTEMATIC REDEMPTION PLAN

If you own shares in an open account valued at $10,000 or more, and desire to make regular monthly or quarterly withdrawals without the necessity and inconvenience of executing a separate redemption request to initiate each withdrawal, you may enter into a Systematic Withdrawal Plan by completing forms obtainable from the Fund. For this service, the manager may charge you a fee not to exceed $1.50 for each withdrawal. Currently the manager assumes the additional expenses arising out of this type of plan, but it reserves the right to initiate such a charge at any time in the future when it deems it necessary. If such a charge is imposed, participants will be provided 30 days notice.

Subject to a $50 minimum, you may withdraw each period a specified dollar amount. Shares also may be redeemed at a rate calculated to exhaust the account at the end of a specified period of time.

Dividends and capital gains distributions must be reinvested in additional shares. Under all withdrawal programs, liquidation of shares in excess of dividends and distributions reinvested will diminish and may exhaust your account, particularly during a period of declining share values.

You may revoke or change your plan or redeem all of your remaining shares at any time. Withdrawal payments will be continued until the shares are exhausted or until the Fund or you terminate the plan by written notice to the other.

HOW TO EXCHANGE SHARES
BETWEEN FUNDS AND PORTFOLIOS

Shareholders may exchange without a waiting period shares of Portfolio MM which are held in an open account, and shareholders may exchange shares of Portfolio S and Portfolio L if held in an open account for 15 days or more for identically registered shares of any other Babson Fund or Portfolio, or Buffalo Fund which is authorized for sale in the state in which the investor is located, except Babson Enterprise Fund, Inc., provided that the minimum amount exchanged has a value of $1,000 and meets the minimum investment requirement of the Fund or Portfolio into which it is exchanged. Automatic exchanges ($100 minimum) are also available for all accounts. Once started, they continue monthly until all shares are exchanged or until you terminate the Automatic Exchange authorization.

Effective at the close of business on January 31, 1992, the Directors of the Babson Enterprise Fund, Inc. took action to limit the offering of that Fund's shares. Babson Enterprise Fund will not accept any new accounts, including IRAs and other retirement plans, until further notice, nor will Babson Enterprise Fund accept transfers from shareholders of other Babson Funds, who were not shareholders of record of Babson Enterprise Fund at the close of business on January 31, 1992. Investors may want to consider purchasing shares in Babson Enterprise Fund II, Inc. as an alternative.

To authorize the Telephone/Telegraph Exchange Privi-lege, all registered owners must sign the appropriate section on the original application, or the Fund must receive a special authorization form, provided upon request. During periods of increased market activity, you may have difficulty reaching the Fund by telephone, in which case you should contact the Fund by mail or telegraph. The Fund reserves the right to initiate a charge for this service and to terminate or modify any or all of the privileges in connection with this service at any time and without prior notice under any circumstances where continuance of these privileges would be detrimental to the Fund or its shareholders such as an emergency, or where the volume of such activity threatens the ability of the Fund to conduct business, or under any other circumstances, upon 60 days written notice to shareholders. The Fund will not be responsible for the consequences of delays including delays in the banking or Federal Reserve wire systems.

The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if such procedures are followed, the Fund will not be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, but are not limited to requiring personal identification prior to acting upon in-structions received by telephone, providing written confirmations of such transactions, and/or tape recording of telephone instructions.

Exchanges by mail may be accomplished by a written request properly signed by all registered owners identifying the account by name and number, the number of shares or dollar amount to be redeemed for exchange and the Fund or Portfolio into which the account is being transferred.

If you wish to exchange part or all of your shares in the Fund for shares of another Babson Fund or Portfolio, or Buffalo Fund, you should review the prospectus of the Fund to be purchased which can be obtained from Jones & Babson, Inc. Any such exchange will be based on the respective net asset values of the shares involved. An exchange between Funds or Portfolios involves the sale of an asset. Unless the shareholder account is tax-deferred, this is a taxable event.

HOW SHARE PRICE IS DETERMINED

In order to determine the price at which new shares will be sold and at which issued shares presented for redemption will be liquidated, the net asset value per share of each Portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors sets at least annually, except on days on which changes in the value of portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or customary holidays. For a list of the holidays during which the Fund is not open for business, see "How Share Price is Determined" in the "Statement of Additional Information."

The prices for Portfolio S and Portfolio L are determined at 4:00
P.M.(Eastern Time). The price for Portfolio MM is determined at 1:00 P.M. (Eastern Time), except on those days when the Fund is not open for business.

The per share calculation is made by subtracting from each Portfolio's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Portfolio L and Portfolio S - Securities in Portfolio L and Portfolio S for which market quotations are readily available are valued at the mean between the most recent bid and asked prices which may be furnished by a pricing service or directly by market makers for such securities. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors and may include yield equivalents (bonds are frequently quoted on the basis of yield), which will be applied on a consistent basis. This shall include valuations which may be furnished by a pricing service which may employ electronic data processing techniques, including a matrix system to determine valuations. Short-term instruments maturing within 60 days of the valuation date may be valued at cost plus or minus any amortized discount or premium. The Board of Directors will review valuation methods regularly in order to determine their appropriateness.

Portfolio MM - Normally Portfolio MM's price will be $1.00 per share. Although unlikely, it still is possible that the value of the shares you redeem may be more or less than your cost depending on the market value of the Portfolio's securities at the time a redemption becomes effective. The Fund has received an order of exemption permitting the Money Market Portfolio to value its assets on the basis of amortized cost.

The valuation of securities based upon amortized cost does not take into account unrealized capital gains or losses. Using amortized cost, an instrument is valued at its cost and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate Portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

The Exemptive Order permitting the Money Market Portfolio to value its assets on the basis of amortized cost and to maintain a stable net asset value of $1.00 per share, is subject to certain conditions which have been agreed to by the Fund. Accordingly, the Fund maintains a dollar-weighted average Portfolio maturity for the Money Market Portfolio of 90 days or less, and has agreed to purchase instruments having remaining maturities not exceeding one year, and to invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks.

The Directors have established procedures designed to maintain the Money Market Portfolio's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include a review of the Portfolio's holdings by the Directors at such intervals as they deem appropriate to determine whether the Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. If any deviation exceeds one-half of one percent, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of Portfolio instruments prior to maturity to realize capital gains or losses or to shorten average Portfolio maturity; withhold dividends; make a special capital distribution; redeem shares in kind; or establish net asset value per share using available market quotations.

OFFICERS AND DIRECTORS

The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors. A list of the officers and directors of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

MANAGEMENT AND INVESTMENT COUNSEL

Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306, was founded in 1959. It organized the Fund in 1979, and acts as its manager and principal underwriter. Pursuant to the current Management Agreement, Jones & Babson, Inc. provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management and supervision; fees of the custodian, independent public accountants and legal counsel; remuneration of officers, directors and other personnel; rent; shareholder services, including maintenance of the shareholder accounting system and transfer agency; and such other items as are incidental to corporate administration.

Not considered normal operating expenses and therefore payable by the Fund are taxes; interest; fees and other charges of governments and their agencies, including the cost of qualifying the Fund's shares for sale in any jurisdiction; brokerage costs; dues; and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its officers or directors may be subject or a party thereto.

As a part of the Management Agreement, Jones & Babson, Inc. employs at its own expense David L. Babson & Co. Inc. as its investment counsel to assist in the investment advisory function. David L. Babson & Co. Inc. is an investment counseling firm founded in 1940. It serves a broad variety of individual, corporate and other institutional clients by maintaining an extensive research and analytical staff. It has an experienced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co. Inc. is included in the fee of Jones & Babson, Inc. The Management Agreement limits the liability of the manager and its investment counsel, as well as their officers, directors and personnel, to acts or omissions involving willful malfeasance, bad faith, gross negligence or reckless disregard of their duties. Joanne E. Keers has been the portfolio manager of Babson Tax-Free Portfolio MM since 1989. She joined David L. Babson & Co. in 1987, and has 11 years investment management experience. Joel M. Vernick has been the portfolio manager of Portfolios L and S since 1986. He is Chartered Financial Analyst. He joined David
L. Babson & Co. in 1986, and has 19 years investment management experience.

As compensation for all the foregoing services, Portfolio L and Portfolio S pay Jones & Babson, Inc. a fee at the annual rate of 95/100 of one percent (.95%) of each Portfolio's average daily net assets. Jones & Babson, Inc. pays David L. Babson & Co. Inc. a fee of 25/100 of one percent (.25%) of the average daily total net assets. Portfolio MM pays Jones & Babson, Inc. a fee at the annual rate of 50/100 of one percent (.50%) of average daily net assets. Jones & Babson, Inc. pays David L. Babson & Co. Inc. a fee of 10/100 of one percent (.10%) of the average daily total net assets. Both fees are computed daily. The fee to Jones & Babson, Inc. is paid semimonthly and the fee to David L. Babson & Co. Inc. is paid monthly. The total expenses of the Fund for the fiscal year ended June 30, 1998, amounted to 1.06% of the average net assets for Portfolio L; 1.06% for Portfolio S and .61% for Portfolio MM. Per share expenses of the three series may differ due to differences in registration fees.

Certain officers and directors of the Fund are also officers or directors or both of other Babson Funds, Jones & Babson, Inc. or David
L. Babson and Co. Inc.

Jones & Babson, Inc. is a wholly-owned subsidiary of Business Men's Assurance Company of America which is considered to be a controlling person under the Investment Company Act of 1940. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person and is the ultimate parent of Business Men's Assurance Company of America. Mediobanca is a 5% owner of Generali.

David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield,
Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Co. Inc., under the Investment Company Act of 1940.

The current Management Agreement between the Fund and Jones & Babson, Inc., which includes the Investment Counsel Agreement between Jones & Babson, Inc. and David L. Babson & Co. Inc., will continue in effect until October 31, 1999, and will continue automatically for successive annual periods ending each October 31 so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by the vote of a majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. Both Agreements provide that either party may terminate by giving the other 60 days written notice. The Agreements terminate automatically if assigned by either party, as required under the Investment Company Act of 1940.

GENERAL INFORMATION AND HISTORY

The Fund, incorporated in Maryland on August 22, 1979, has a present authorized capitalization of 200,000,000 shares of $.10 par value common stock to be issued in three separate classes ("Portfolios"). Each full and fractional share, when issued and outstanding, has: (1) equal voting rights with respect to matters which affect the Fund in general and with respect to matters relating solely to the interests of the Portfolio for which issued, and (2) equal dividend, distribution and redemption rights to the assets of the Portfolio for which issued and to general assets, if any, of the Fund which are not specifically allocated to a particu-lar Portfolio. Shares when issued are fully paid and non-assessable. Except for the priority of each share in the assets of its Portfolio, the Fund will not issue any class of securities senior to any other class. Shareholders do not have pre-emptive or conversion rights. The Fund may issue additional series of stock with the approval of the Fund's Board of Directors.

Non-cumulative voting - These shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors. Each series will vote separately on investment advisory agreements, changes in fundamental policies, and other matters affecting each series separately.

The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. There are procedures whereby the shareholders may remove directors. These procedures are described in the "Statement of Additional Information" under the caption "Officers and Directors." The Fund has adopted the appropriate provisions in its By-Laws and may not, at its discretion, hold annual meetings of shareholders for the following purposes unless required to do so: (1) election of directors; (2) approval of any investment advisory agreement; (3) ratification of the selection of independent public accountants; and (4) approval of a distribution plan. As a result, the Fund does not intend to hold annual meetings.

The Fund may use the name "Babson" in its name so long as Jones & Babson, Inc. is continued as manager and David L. Babson & Co. Inc. as its investment counsel. Complete details with respect to the use of the name are set out in the Management Agreement between the Fund and Jones & Babson, Inc.

This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange
Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

At the close of each business day, dividends consisting of substantially all of each Portfolio's net investment income are declared payable to shareholders of record at the close of the previous business day, and credited to their accounts. All daily dividends declared during a given month will be distributed on the last day of the month. Dividend and capital gain distributions, if any, are automatically reinvested in additional shares at net asset value, unless the shareholder has elected in writing to receive cash. The method of payment elected remains in effect until the Fund is notified in writing to the contrary. If at the time of a complete redemption and closing of a shareholder account, there is net undistributed income to the credit of the shareholder, it will be paid by separate check on the next dividend distribution date. In the case of a partial redemption, any net undistributed credit will be distributed on the next dividend date according to the shareholder's instructions on file with the Fund. Shares begin earning income on the day following the effective date of purchase. Income earned by a Portfolio on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business, except for month-ends when such dividend is declared as of the last day of the month.

Shareholders are notified annually by the Fund as to the Federal tax status of dividends and distributions paid by each Portfolio during the calendar year.

Distributions by each Portfolio of the Fund will consist primarily of exempt-interest dividends from interest earned on municipal bonds and notes. In general, exempt-interest dividends are exempt from federal income tax. However, a Portfolio may invest a portion of its assets in securities that generate income that is not tax exempt. Distributions by a Portfolio from such income are taxable as ordinary income. Any capital gains distributed by a Portfolio are taxable as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable to you whether you reinvest your distributions or receive them in cash.

When you sell your shares of a Portfolio, you may have a capital gain or loss. For tax purposes, an exchange is the same as a sale. The tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares. Because the Money Market Portfolio expects to maintain a $1.00 net asset value per share, you should not have any gain or loss on the sale of Money Market Portfolio shares.

Exempt-interest dividends are taken into account in determining the taxable portion of your social security or railroad retirement benefits. A Portfolio may invest a portion of its assets in private activity bonds, the income from which is a preference item in determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal bonds of a state, or of its political subdivisions, will generally be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal bonds of other states. Ordinary income and capital gain distributions and gains from the sale or exchange of a Portfolio's shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax.

The tax discussion set forth above is included herein for general information only. Prospective investors should consult their own tax advisers with respect to the Federal, State, Local and Foreign tax consequences to them of an investment in the Fund.

SHAREHOLDER SERVICES

The Fund and its manager offer shareholders a broad variety of services described throughout this prospectus. In addition, the following services are available:

Automatic Monthly Investment - You may elect to make monthly investments in a constant dollar amount from your checking account ($50 minimum, after an initial investment of $100 or more). The Fund will draft your checking account on the same day each month in the amount you authorize in your application, or, subsequently, on a special authorization form provided upon request.

Automatic Reinvestment - Dividends and capital gains distributions may be reinvested automatically, or shareholders may elect to have dividends paid in cash and capital gains reinvested, or to have both paid in cash.

Telephone Investments - You may make investments of $100 or more by telephone if you have authorized such investments in your application, or, subsequently, on a special authorization form provided upon request. (See "Telephone Investment Service.")

Automatic Exchange - You may exchange shares from your account in any of the Babson Funds for shares to be held in an identically registered account in any other Babson Fund or Portfolio, or Buffalo Fund, except Babson Enterprise Fund, Inc., according to your instructions. The minimum amount is $100, and monthly exchanges will continue until all shares have been exchanged or until you terminate the Automatic Exchange authorization. A special authorization form will be provided upon request.

Transfer of Ownership - A shareholder may transfer shares to another shareholder account. The requirements which apply to redemptions apply to transfers. A transfer to a new account must meet initial investment requirements.

Systematic Redemption Plan - Shareholders who own shares in open account valued at $10,000 or more may arrange to make regular withdrawals without the necessity of executing a separate redemption request to initiate each withdrawal.

Sub-Accounting - Investors who must maintain separate participant accounting records may meet these needs through services provided by the Fund's manager, Jones & Babson, Inc. Investment minimums may be met by accumulating the separate accounts of the group. Although there is currently no charge for sub-accounting, the Fund and its manager reserve the right to make reasonable charges for this service.

SHAREHOLDER INQUIRIES

Telephone inquiries may be made toll free to the Fund, 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

Shareholders may address written inquiries to the Fund at:

Mailing Addresses
For Subsequent Purchases:
D.L. Babson Tax-Free Income Fund, Inc.
P.O. Box 419779
Kansas City, MO 64141-6779

For All Other Correspondence:
D.L. Babson Tax-Free Income Fund, Inc.
P.O. Box 419757
Kansas City, MO 64141-6757

Overnight Deliveries
D.L. Babson Tax-Free Income Fund, Inc.
BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306

AUDITORS
ARTHUR ANDERSEN LLP
Kansas City, Missouri

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB BANK, n.a.
Kansas City, Missouri

TRANSFER AGENT
JONES & BABSON, INC.
Kansas City, Missouri

EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


*Closed to new investors.


BABSON FUNDS
Jones & Babson Distributors
A member of the Generali Group

P.O. Box 419757
Kansas City, MO 64141-6757
816-751-5900


1-800-4-BABSON
(1-800-422-2766)
www.babsonfunds.com

JB5B                                    10/98

PART B

D. L. BABSON TAX-FREE INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

October 31, 1998

This Statement is not a Prospectus but should be read in conjunction with the Fund's current Prospectus dated October 31, 1998. To obtain the Prospectus please call the Fund toll-free at 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

TABLE OF CONTENTS

                                                        Page
        INVESTMENT OBJECTIVE AND POLICIES               1
        PORTFOLIO TRANSACTIONS                          1
        INVESTMENT RESTRICTIONS                         2
        PERFORMANCE MEASURES                            3
        HOW THE FUND'S SHARES ARE DISTRIBUTED           4
        HOW SHARE PURCHASES ARE HANDLED                 4
        REDEMPTION OF SHARES                            5
        SIGNATURE GUARANTEES                            5
        MANAGEMENT AND INVESTMENT COUNSEL               6
        HOW SHARE PRICE IS DETERMINED                   6
        OFFICERS AND DIRECTORS                          6
	DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION	9
        CUSTODIAN                                       10
        INDEPENDENT PUBLIC ACCOUNTANTS                  10
        OTHER JONES & BABSON FUNDS                      11
	MUNICIPAL SECURITIES DESCRIBED AND RATINGS	12
        FINANCIAL STATEMENTS                            16


JB60                                            10/98


INVESTMENT OBJECTIVE AND POLICIES

The following policies supplement the Fund's investment objective and policies set forth in the Prospectus.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Fund are made by Jones & Babson, Inc. pursuant to recommendations by David L. Babson & Co. Inc. Officers of the Fund and Jones & Babson, Inc. are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business as well as the negotiation of commissions and/or the price of the securities. In instances where securities are purchased on a commission basis, the Fund will seek competitive and reasonable commission rates based on the circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.

In all transactions, it is the Fund's policy to obtain the best combination of price and execution commensurate with the circumstances as viewed at the time.

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or in the over-the-counter market from a principal market maker for the securities, unless it appears that a better combination of price and execution may be obtained elsewhere. Usually there will be no brokerage commission paid by the Fund for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Fund believes it is in its best interest and that of its shareholders to have a stable and continuous relationship with a diverse group of financially strong and technically qualified broker-dealers who will provide quality executions at competitive rates. Broker-dealers meeting these qualifications also will be selected for their demonstrated loyalty to the Fund, when acting on its behalf, as well as for any research or other services provided to the Fund. The Fund normally will not pay a higher commission rate to broker-dealers providing benefits or services to it than it would pay to broker-dealers who do not provide it such benefits or services. However, the Fund reserves the right to do so within the principles set out in Section 28(e) of the Securities Act of 1934 when it appears that this would be in the best interests of the shareholders.

No commitment is made to any broker or dealer with regard to placing of orders for the purchase or sale of Fund portfolio securities, and no specific formula is used in placing such business. Allocation is reviewed regularly by both the Board of Directors of the Fund and Jones and Babson, Inc.

Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, it may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients.

Research services furnished by broker-dealers may be useful to the Fund manager and its investment counsel in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research services obtained by the manager or its investment counsel from the placement of portfolio brokerage of other clients.

When it appears to be in the best interest of its shareholders, the Fund may join with other clients of the manager and its investment counsel in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between the Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund.

The Fund does not intend to purchase securities solely for short-term trading; nor will securities be sold for the sole purpose of realizing gains. A security may be sold and another of comparable quality purchased at approximately the same time, however, to take advantage of what the Fund's manager believes to be a disparity in the normal yield relationship between the two securities. In addition, a security may be sold and another purchased when, in the opinion of the Fund's management, a favorable yield spread exists between specific issues or different market sectors.

Since short-term debt instruments with maturities of less than one year are excluded from the calculation of portfolio turnover, the Fund does not anticipate having a portfolio turnover ratio for Portfolio MM.

For the past three fiscal years ended on June 30 each year, the annual portfolio turnover rates were as follows:

                                Portfolio
                        Fiscal  Turnover
                        Year    Rate

Portfolio L -           1996    39%
    Longer Term         1997    21%
                        1998    18%

Portfolio S -           1996    41%
    Shorter Term	1997	23%
                        1998    21%

The Fund has paid no commissions.

INVESTMENT RESTRICTIONS

In addition to the investment objective and portfolio management policies set forth in the Prospectus under the caption "Investment Objective and Portfolio Management Policy," the following restrictions also may not be changed without approval of the "holders of a majority of the outstanding shares" of the Fund or the affected Portfolio series.

The Fund will not: (1) invest in equity securities or securities convertible into equities; (2) purchase more than 10% of the outstanding publicly issued debt obligations of any issuer; (3) borrow money in any Portfolio except for temporary emergency purposes, and then only in an amount not exceeding 10% of the value of the total assets of that Portfolio; (4) pledge, mortgage or hypothecate the assets of any Portfolio to an extent greater than 10% of the value of the net assets of that Portfolio; (5) issue senior securities, as defined in the Investment Company Act of 1940, as amended; (6) underwrite any issue of securities; (7) purchase or sell real estate, but this shall not prevent investment in municipal bonds secured by real estate; (8) make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed; (9) purchase on margin or sell short; (10) purchase or retain securities of an issuer if to the knowledge of the Fund's management those directors of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer; (11) purchase or sell commodities or commodity contracts; (12) invest in put, call, straddle or special options; (13) purchase securities of any issuer (except the United States Government, its agencies and instrumentalities, and any municipal bond guaranteed by the United States Government) in any Portfolio if, as a result, more than 5% of the total assets of that Portfolio would be invested in the securities of such issuer; for purposes of this limitation, "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security; (14) invest in companies for the purpose of exercising control; (15) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or
(16) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities.

PERFORMANCE MEASURES

Yield of Portfolio MM

From time to time, Portfolio MM may quote its yield in advertisements, shareholder reports or other communications to shareholders. Yield information is generally available by calling the Fund toll free 1-800-4-BABSON (1-800-422-2766), or in the Kansas City area 751-5900.

The current annualized yield for Portfolio MM is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, each Fund may calculate a compound effective yield by adding 1 to the base period return (calculated as described above, raising the sum to a power equal to 365/7 and subtracting 1).

For the seven-day period ended June 30, 1998, the current annualized yield of Portfolio MM was 3.32% and the compound effective yield was 3.37%. At June 30, 1998, Portfolio MM's average maturity was 56 days.

Total Return for Portfolio L and Portfolio S

These Portfolios' "average annual total return" figures described and shown below are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

P(1+T)^n        =       ERV

Where:  P       =       a hypothetical initial payment of $1000

        T       =       average annual total return

        n       =       number of years

        ERV     =       Ending Redeemable Value of a hypothetical $1000
                payment made at the beginning of the 1, 5 or 10 years (or other) periods at the end of the 1, 5 or 10 years (or other) periods (or fractional portions thereof).

The table below shows the average annual total return for Portfolios L and S for the specified periods.

                Portfolio L     Portfolio S
For the one year
7/l/97-6/30/98  7.82%           4.84%

For the five years
7/1/93-6/30/98  5.25%           4.05%

For the ten years
7/1/88-6/30/98  7.55%           5.61%

From commencement
of operations
to 6/30/98*     7.58%           6.41%
___________________________________________________
*Portfolios L & S commenced operation on February 22, 1980.

HOW THE FUND'S SHARES ARE DISTRIBUTED

Jones & Babson, Inc., as agent of the Fund, agrees to supply its best efforts as sole distributor of the Fund's shares and, at its own expense, pay all sales and distribution expenses in connection with their offering other than registration fees and other government charges.

Jones & Babson, Inc. does not receive any fee or other compensation under the distribution agreement which continues in effect until October 31, 1999, and which will continue automatically for successive annual periods ending each October 31, if continued at least annually by the Fund's Board of Directors, including a majority of those Directors who are not parties to such agreements or interested persons of any such party. It terminates automatically if assigned by either party or upon 60 days written notice by either party to the other.

Jones & Babson, Inc. also acts as sole distributor of the shares of David L. Babson Growth Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., D.L. Babson Money Market Fund, Inc., D.L. Babson Bond Trust, Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and AFBA Five Star Fund, Inc.

HOW SHARE PURCHASES ARE HANDLED

Each order accepted will be fully invested in whole and fractional shares, unless the purchase of a certain number of whole shares is specified, at the net asset value per share next effective after the order is accepted by the Fund.

The Fund may authorize certain brokers or other institutions (intermediaries) to accept, on the Fund's behalf, purchase, redemption or exchange orders. These parties may also designate other intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received a purchase, redemption or exchange order when an authorized intermediary (or authorized designee), accepts the order.
All customer orders will be priced at the Fund's net asset value next computed after such orders are accepted by an authorized intermediary (or designee).

Each investment is confirmed by a year-to-date statement which provides the details of the immediate transaction, plus all prior transactions in your account during the current year. This includes the dollar amount invested, the number of shares purchased or redeemed, price per share, and aggregate shares owned. A transcript of all activity in your account during the previous year will be furnished each January. By retaining each annual summary and the last year-to-date statement, you have a complete detailed history of your account. A duplicate copy of a past annual statement is available from Jones & Babson, Inc. at its cost, subject to a minimum charge of $5 per account, per year requested.

Normally, the shares which you purchase are held by the Fund in open account, thereby relieving you of the responsibility of providing for the safekeeping of a negotiable share certificate. Should you have a special need for a certificate, one will be issued on request for all or a portion of the whole shares in your account. There is no charge for the first certificate issued. A charge of $3.50 will be made for any replacement certificates issued. In order to protect the interests of the other shareholders, share certificates will be sent to those shareholders who request them only after the Fund has determined that unconditional payment for the shares represented by the certificate has been received by its custodian, UMB Bank, n. a.

If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by the prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons, which includes shareholders of the Fund's special investment programs.

REDEMPTION OF SHARES

The right of redemption may be suspended, or the date of payment postponed beyond the normal three-day period by the Fund's Board of Directors under the following conditions authorized by the Investment Company Act of 1940: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

SIGNATURE GUARANTEES

Signature guarantees normally reduce the possibility of forgery and are required in connection with each redemption method to protect shareholders from loss. Signature guarantees are required in connection with all redemptions of $50,000 or more by mail or changes in share registration, except as provided in the Prospectus.

Signature guarantees must appear together with the signature(s) of the registered owner(s) on:

(1)  a written request for redemption;

(2)	a separate instrument of assignment, which should specify the total number of shares to be redeemed (this "stock power" may be obtained from the Fund or from most banks or stock brokers); or

(3)  all stock certificates tendered for redemption.

MANAGEMENT AND INVESTMENT COUNSEL

As a part of the Management Agreement, Jones & Babson, Inc. employs at its own expense David L. Babson & Co. Inc. as its investment counsel. David L. Babson & Co. Inc. was founded in 1940 as a private investment research and counseling organization. David L. Babson & Co. Inc. is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company. David L. Babson & Co. Inc. serves individual, corporate and other institutional clients. It participates with Jones & Babson in the management of nine Babson no-load mutual funds.

David L. Babson & Co. has an experienced investment analysis and research staff which eliminates the need for Jones & Babson, Inc. and the Fund to maintain an extensive duplicate staff, with the consequent increase in the cost of investment advisory service. The cost of the services of David L. Babson & Co. Inc. is included in the services of Jones & Babson, Inc.

The aggregate management fees paid to Jones & Babson, Inc. during the three most recent fiscal years ended June 30, 1998, 1997 and 1996, from which Jones & Babson, Inc. paid all the Fund's expenses except those payable directly by the Fund, were $530,401, $535,180 and $585,550, respectively. The annual fee charged by Jones & Babson, Inc. covers all normal operating costs of the Fund.

During the three most recent fiscal years ended June 30, 1998, 1997 and 1996, Jones & Babson, Inc. paid David L. Babson & Co. Inc. fees amounting to $136,416, $137,997 and $149,861, respectively.

HOW SHARE PRICE IS DETERMINED

The net asset value per share of each Fund Portfolio is computed once daily, Monday through Friday, at the specific time during the day that the Board of Directors of the Fund sets at least annually, except on days on which changes in the value of the Fund's portfolio securities will not materially affect the net asset value, or days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund, or the following holidays:

        New Year's Day                  January 1
	Martin Luther King, Jr. Day	Third Monday in January
        Presidents' Holiday             Third Monday in February
        Good Friday                     Friday before Easter
        Memorial Day                    Last Monday in May
        Independence Day                July 4
        Labor Day                       First Monday in September
        Columbus Day*                   Second Monday in October
        Veterans' Day*                  November 11
        Thanksgiving Day                Fourth Thursday in November
        Christmas Day                   December 25

* Money Market Portfolio only.

OFFICERS AND DIRECTORS

The Fund is managed by Jones & Babson subject to the supervision and control of the Board of Directors. Following is a list of the officers and directors of the Fund and their ages. Unless noted otherwise, the address of each officer and director is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306. Except as indicated, each has been an employee of Jones & Babson, Inc. for more than five years.


*Larry D. Armel (56), President and Director. President and Director, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee and President, D.L. Babson Bond Trust; Director, AFBA Five Star Fund, Inc.

Francis C. Rood (64), Director. Retired, 73-395 Agave Lane, Palm Desert, California 92260-6653. Formerly Vice President of Finance, Hallmark Cards, Inc.; Director, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee, D.L. Babson Bond Trust.

William H. Russell (75), Director. Financial Consultant, 645 West 67th Street, Kansas City, Missouri 64113; previously Vice President, Sprint; Director, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee, D.L. Babson Bond Trust.

H. David Rybolt (56), Director. Consultant, HDR Associates, P.O. Box 2468, Shawnee Mission, Kansas 66201; Director, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc., Investors Mark Series Fund, Inc.; Trustee, D.L. Babson Bond Trust.

P. Bradley Adams (38), Vice President and Treasurer. Vice President and Treasurer, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.; Vice President and Chief Financial Officer, AFBA Five Star Fund, Inc.; Principal Financial Officer, Investors Mark Series Fund, Inc.





_____________________________
*Directors who are interested persons as that term is defined in the Investment Company Act of 1940, as amended.

Martin A. Cramer (48), Vice President and Secretary. Vice President and Secretary, Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.; Secretary and Assistant Vice President, AFBA Five Star Fund, Inc.; Secretary, Investors Mark Series Fund, Inc.

Constance E. Martin (37), Vice President. Assistant Vice President, Jones & Babson, Inc.; Vice President, David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc., Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo Small Cap Fund, Inc.

Edward L. Martin (49), Vice President. Executive Vice President and Director, David L. Babson & Co. Inc., One Memorial Drive, Cambridge, Massachusetts 02142; Vice President, D.L. Babson Money Market Fund, Inc., D.L. Babson Bond Trust.

Remuneration of Officers and Directors. None of the officers or directors will be remunerated by the Fund for their normal duties and services. Their compensation and expenses arising out of normal operations will be paid by Jones & Babson, Inc. under the provisions of the Management Agreement.

Compensation Table

                        Aggregate      Pension or Retirement  Estimated        Total Compensation
                        Compensation   Benefits Accrued As    Annual Benefits  From All Babson Funds
Name of Director        From the Fund  Part of Fund Expenses  Upon Retirement  Paid to Directors**
Larry D. Armel*         --             --                     --               --
Francis C. Rood         $3,625         --                     --               $7,125
William H. Russell      $3,625         --                     --               $7,375
H. David Rybolt         $3,625         --                     --               $7,125

*As an "interested director," Mr. Armel received no compensation for his services as a director.
**The amounts reported in this column reflect the total compensation paid to Messrs. Rood and Rybolt for services as directors of eight Babson Funds and to Mr. Russell for services as a director of nine Babson Funds during the fiscal year ended June 30, 1998. Directors' fees are paid by the Funds' manager and not by the Funds themselves.

Messrs. Rood, Russell and Rybolt have no financial interest in, nor are they affiliated with either Jones & Babson, Inc. or David L. Babson & Co. Inc.

The Audit Committee of the Board of Directors is composed of Messrs. Rood, Russell and Rybolt.

The officers and directors of the Fund as group own less than 1% of the Fund.

The Fund will not hold annual meetings except as required by the Investment Company Act of 1940 and other applicable laws. The Fund is a Maryland corporation. Under Maryland law, a special meeting of stockholders of the Fund must be held if the Fund receives the written request for a meeting from the stockholders entitled to cast at least 25 percent of all the votes entitled to be cast at the meeting. The Fund has undertaken that its Directors will call a meeting of stockholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such matters.

DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

Distributions of Net Investment Income. By meeting certain requirements of the Code, each Portfolio of the Fund has qualified and continues to qualify to pay "exempt-interest dividends" to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, exempt-interest dividends from interest earned in municipal bonds of a state, or of its political subdivisions, will generally be exempt from that state's personal income taxes. A state does not, however, grant tax-free treatment to interest on investments in municipal bonds of other states.
Each Portfolio may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, on the excess of short-term capital gains over long-term capital losses earned by a Portfolio ("net short-term capital gain"), or on ordinary income derived from the sale of market discount bonds. Any distributions by a Portfolio from such income will be taxable to you as ordinary income, whether you take them in cash or additional shares.

Distributions of Capital Gains. The Portfolios may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Portfolio. Any net short-term or long-term capital gains realized by a Portfolio (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Portfolio.

Information on the Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions by the Portfolios at the time they are paid, and will shortly after the close of each calendar year advise you of the tax status for federal income tax purposes of such distributions, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held shares of a Portfolio for a full year, you may have designated as taxable, tax-exempt or as a tax preference a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in a Portfolio.
Election to be Taxed as a Regulated Investment Company. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year and intends to so qualify during the current fiscal year.
As a regulated investment company, a Portfolio generally pays no federal income on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits. Excise Tax Distribution Requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12-month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Portfolios intend to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund Shares. Redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause you to recognize a gain or loss. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your shares in the Fund and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Portfolio on those shares.

All or a portion of any loss that you realize upon the redemption of your Portfolio shares will be disallowed to the extent that you purchase other shares in a Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

Dividends-Received Deduction for Corporations. Because a Portfolio's income is derived primarily from interest rather than dividends, no portion of its distributions will generally be eligible for the corporate dividends-received deduction. None of the dividends paid by a Portfolio for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Treatment of Private Activity Bond Interest. Interest on certain "private activity bonds," while still exempt from regular federal income tax, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Code as "substantial users" (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisers before purchasing shares in a Portfolio.

Investment in Complex Securities. The Portfolios may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by a Portfolio are treated as ordinary income or capital gain and/or accelerate the recognition of income to the Fund or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Portfolio.

CUSTODIAN

The Fund's assets are held for safekeeping by an independent custodian, UMB Bank, n.a. This means UMB Bank, n.a., rather than the Fund, has possession of the Fund's cash and securities. UMB Bank, n.a. is not responsible for the Fund's investment management or administration.
But, as directed by the Fund's officers, it delivers cash to those who have sold securities to the Fund in return for such securities, and to those who have purchased portfolio securities from the Fund, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Fund and holds this for payment to shareholders after deduction of the Fund's expenses. The custodian is compensated for its services by the manager. There is no charge to the Fund.

INDEPENDENT PUBLIC ACCOUNTANTS

The Fund's financial statements are audited annually by independent public accountants approved by the directors each year, and in years in which an annual meeting is held the directors may submit their selection of independent public accountants to the shareholders for ratification. Arthur Andersen LLP, 911 Main Street, Suite 1500, Kansas City, Missouri 64105, is the Fund's present independent public accountant.

Reports to shareholders will be published at least semiannually.

OTHER JONES & BABSON FUNDS

BABSON FUNDS. The Fund is one of nine no-load funds comprising the Babson Mutual Fund Group. These funds are managed by Jones & Babson, Inc. in association with investment counsels: David L. Babson & Co. Inc., Babson-Stewart Ivory International and Analytic Systems, Inc. The other funds are:

Equity Funds

	David L. Babson Growth Fund, Inc. was organized in 1959, with the objective of long-term growth of both capital and dividend income through investment in the common stocks of well-managed companies which have a record of long-term above-average growth of both earnings and dividends.

	Babson Enterprise Fund, Inc. was organized in 1983, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies with market capital of $15 million to $300 million at the time of purchase. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards. This Fund is currently closed to new shareholders.

	Babson Enterprise Fund II, Inc. was organized in 1991, with the objective of long-term growth of capital by investing in a diversified portfolio of common stocks of smaller, faster-growing companies which at the time of purchase are considered by the Investment Adviser to be realistically valued in the smaller company sector of the market. This Fund is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above-average risk in anticipation of greater rewards.

	Babson Value Fund, Inc. was organized in 1984, with the objective of long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets.

	Shadow Stock Fund, Inc. was organized in 1987, with the objective of long-term growth of capital that can be exposed to above-average risk in anticipation of greater-than-average rewards. The Fund expects to reach its objective by investing in small company stocks called
"Shadow Stocks", i.e., stocks that combine the characteristics of "small stocks" (as ranked by market capitalization) and "neglected stocks" (least held by institutions and least covered by analysts).

	Babson-Stewart Ivory International Fund, Inc. was organized in 1987, with the objective of seeking a favorable total return (from market appreciation and income) by investing primarily in a diversified portfolio of equity securities (common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside the United States.

Fixed Income Funds

	D.L. Babson Bond Trust was organized in 1944, and has been managed by Jones & Babson, Inc. since 1972, with the objective of a high level of current income and reasonable stability of principal. It offers two portfolios, Portfolio L and Portfolio S.

D.L. Babson Money Market Fund, Inc., was organized in 1979, to provide investors the opportunity to manage their money over the short term by investing in high-quality short-term debt instruments for the purpose of maximizing income to the extent consistent with safety of principal and maintenance of liquidity. It offers two portfolios - Prime and Federal. Money market funds are neither insured nor guaranteed by the U.S. Government and there is no assurance that the funds will maintain a stable net asset value.

BUFFALO FUNDS. Jones & Babson, Inc. also sponsors and manages the Buffalo Group of Mutual Funds. They are:

	Buffalo Balanced Fund, Inc. was organized in 1994, with the objective of long-term capital growth and high current income through investing in common stocks and secondarily by investing in convertible bonds, preferred stocks and convertible preferred stocks.

	Buffalo Equity Fund, Inc. was organized in 1994, with the objective of long-term capital appreciation to be achieved primarily by investment in common stocks. Realization of dividend income is a secondary consideration.

	Buffalo High Yield Fund, Inc. was organized in 1994, with the objective of a high level of current income and secondarily, capital growth by investing primarily in high-yielding fixed income securities.

	Buffalo USA Global Fund, Inc. was organized in 1994, with the objective of capital growth by investing in common stocks of companies based in the United States that receive greater than 40% of their revenues or pre-tax income from international operations.

	Buffalo Small Cap Fund, Inc. was organized in 1997, with the objective of long-term capital growth by investment in equity securities of small companies.

A prospectus for any of the Funds may be obtained from Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108-3306.

Jones & Babson, Inc. also sponsors nine mutual funds which especially seek to provide services to customers of affiliate banks of UMB Financial Corporation. They are: UMB Scout Stock Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Money Market Fund, Inc., UMB Scout Tax-Free Money Market Fund, Inc., UMB Scout Regional Fund, Inc., UMB Scout WorldWide Fund, Inc., UMB Scout Balanced Fund, Inc., UMB Scout Capital Preservation Fund, Inc. and UMB Scout Kansas Tax-Exempt Bond Fund, Inc.

Jones & Babson, Inc. also sponsors the AFBA Five Star Fund, Inc.

MUNICIPAL SECURITIES DESCRIBED AND RATINGS

In evaluating investment suitability, each investor must relate the characteristics of a particular investment under consideration to personal financial circumstances and goals.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, waterworks and sewer systems. Municipal securities also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions and facilities or for general operating expenses.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases, from the proceeds of a special excise tax or other specific revenue source.

The Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, "substantial users" of the facilities financed with such obligations, or persons related to "substantial users," may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Internal Revenue Code and their financial adviser to determine whether or not the Fund is an appropriate investment for them.

There are a variety of hybrid and special types of municipal obligations, as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications of general obligation and revenue.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

Yields on municipal securities depend on a variety of factors, such as the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available. Market values of municipal securities will vary according to the relation of their yields available. Consequently, the net asset value of the Fund and its shares can be expected to change as the level of interest rates fluctuates.

Municipal obligations, like all other debt obligations, carry a risk of default. Through careful selection and supervision, and concentration in the higher-quality investment grade issues, management intends to reduce this risk.

Prices of outstanding municipal securities will fluctuate with changes in the interest rates on new issues. Thus, the price of the Fund's shares will tend to increase as the rates on new issues decline, and decrease whenever the current rate is rising. Management will seek to minimize such share price fluctuation to the extent this can be achieved without detracting from the Fund's primary objective of the highest quality and maturity characteristics of the Portfolio.

Municipal securities are not traded as actively as other securities. Even though municipal securities will be redeemed at face value upon maturity, from time to time, when there has been no active trading in a particular Portfolio holding, its interim pricing for the purpose of the daily valuation of the Fund shares may have to be based on other sources of information and methods deemed fair and reasonable by the Board of Directors. One principal method which is commonly used by Funds and other investors who own municipal securities is called matrix pricing.

From time to time, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal was enacted, the availability of municipal securities for investment by the Fund would be adversely affected. In such event, the Fund would reevaluate its investment objective and policies and submit possible changes in the structure of the Fund for the consideration of the shareholders.

Ratings of Municipal Securities

The ratings of bonds by Moody's and Standard and Poor's Corporation represent their opinions of quality of the municipal bonds they undertake to rate. These ratings are general and are not absolute standards. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Both Moody's and S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the defaulted debt service.

S&P's Ratings

AAA Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service, reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent.
Management performance appears adequate.

Moody's Ratings of Municipal Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's Ratings of Municipal Notes

MIG 1: The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad based access to the market for refinancing, or both.

MIG 2: High quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

Commercial Paper Ratings

Moody's. Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

Prime - 1	Highest Quality
Prime - 2	Higher Quality
Prime - 3	High Quality

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1) 	evaluation of the management of the issuer;
(2)	economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;
(3)	evaluation of the issuer's products in relation to competition and customer acceptance;
(4)	liquidity;
(5)	amount and quality of long-term debt;
(6)	trend of earnings over a period of ten years;
(7)	financial strength of a parent company and relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P.Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

"A"	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

	"A-l" 	This designation indicates that the degree of safety
regarding timely payment is very strong.

	"A-2" 	Capacity for timely payment on issues with this
designation is strong. However, the relative degree of safety is not as overwhelming.

	"A-3"	Issues carrying this designation have a satisfactory
capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B"	Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

"C" 	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

"D"	This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

FINANCIAL STATEMENTS

The audited financial statements of the Fund which are contained in the June 30, 1998, Annual Report to Shareholders, are incorporated herein by reference.

PART C

OTHER INFORMATION

Item 24.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements

                Included in Part A - Prospectus:

                    Per Share Capital and Income Changes

                Included in Part B - Statement of Additional Information:

                    The audited financial statements contained in the most recent Annual Report to Shareholders of
                    D. L. Babson Tax-Free Income Fund, Inc.
                    are incorporated by reference into Part B of this Registration Statement.

                Included in Part C - Other Information:

                    Consents of Independent Public Accountants

            (b)     (1)     Registrants's Articles of Incorporation*

                    (2)     Form of Registrant's By-laws*

                    (3)     Not applicable, because there is no
                            voting trust agreement.

                    (4)     Specimen copy of each security to
                            be issued by the registrant.*

                    (5)     (a)     Form of Management Agreement between
                                    Jones & Babson, Inc. and the Registrant*

                            (b)     Form of Investment Counsel Agreement
                                    between Jones & Babson,Inc. and
                                    David L. Babson & Co. Inc.*

                    (6) Form of principal Underwriting Agreement between Jones & Babson, Inc. and the Registrant*

                    (7) Not applicable, because there are no pension, bonus or other agreements for the benefit of directors and officers.

                    (8) Forms of Custodian Agreement between Registrant and UMB Bank, n.a.*

                    (9) There are no other material contracts not made in the ordinary course of business between the Registrant and others

                    (10) Opinion and consent of counsel as to the legality of the registrant's securities being registered.*

                    (11)    (a)     Powers of Attorney*

                            (b)     Auditors Consent

                            (c)     485(b) Letter from Counsel

                    (12)     Not applicable.

                    (13) Form of letter from contributors of initial capital to the Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.*

                    (14)     Copies of model plan used in the
                             establishment of any retirement plan in
                             conjunction with which Registrant offers its securities.*

                    (15)     Not applicable.

                    (16)     Schedule for computation of performance
                             quotations.*

                    (17)     Financial Data Schedules for
                             D. L. Babson Tax-Free Income Fund, Inc.

*Previously filed on Form N-1 and incorporated by reference herein.

Item 25.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE REGISTRANT.

                    NONE

Item 26.     NUMBER OF HOLDERS OF SECURITIES.

             The number of record holders of each class of securities of the Registrants as of October 16, 1998, is as follows:

                     (1)                                    (2)
		Title of Class

                Common Stock                    Number of Record Holders

                Common Stock $0.10 par value                379
                Portfolio S - Shorter Term

                Common Stock $0.10 par value                624
                Portfolio L - Longer Term

                Common Stock $0.10 par value                282
                Portfolio MM - Money Market

Item 27.     INDEMNIFICATION.

             Under the terms of the Maryland General Corporation Law and the company's By-laws, the company shall indemnify any person who was or is a director, officer, or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made.

             (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or

             (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

             No indemnification will be provided by the company to any director or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Item 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

             The principal business of Jones & Babson, Inc. is the management of the Babson and Buffalo family of mutual funds. It supervises a number of prototype and profit-sharing plan programs sponsored by various organizations eligible to be prototype plan sponsors.

             The principal business of David L. Babson & Co. Inc. is to provide investment counsel and advice to a wide variety of clients.

Item 29.     PRINCIPAL UNDERWRITERS.

             (a) Jones & Babson, Inc., the only principal underwriter of the Registrant, also acts as principal underwriter for the:
                     David L. Babson Growth Fund, Inc.
                     D.L. Babson Money Market Fund, Inc.,
                     D.L. Babson Bond Trust,
                     Babson Value Fund, Inc.,
                     Shadow Stock Fund, Inc.,
                     Babson-Stewart Ivory International Fund, Inc.,
                     Babson Enterprise Fund, Inc.,
                     Babson Enteprise Fund II, Inc.,
                     Buffalo Balanced Fund, Inc.
                     Buffalo Equity Fund, Inc.
                     Buffalo USA Global Fund, Inc.
                     Buffalo Small Cap Fund, Inc.
                     Buffalo High Yield Fund, Inc.
                     Scout Stock Fund, Inc.,
                     Scout Bond Fund, Inc.,
                     Scout Money Market Fund, Inc. and
                     Scout Tax-Free Money Market Fund, Inc.,
                     Scout Regional Fund, Inc.,
                     Scout WorldWide Fund, Inc.,
                     Scout Capital Preservation Fund, Inc.,
                     Scout Kansas Tax-Exempt Bond Fund, Inc.,
                     Scout Balanced Fund, Inc.,
                     AFBA Five Star Fund, Inc., and
                     Investors Mark Series Fund, Inc.

              (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to
                     Item 21 of Part B:

Name and                           Position and                 Positions and
Principal                          Offices with                 Offices with
Business Address                   Underwriter                  Registrant

Stephen S. Soden                   Chairman and                 Director
700 Karnes Blvd.                   Director
Kansas City, MO 64108-3306

Larry D. Armel                     President and                President and
700 Karnes Blvd.                   Director                     Director
Kansas City, MO 64108-3306

Giorgio Balzer                     Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert T. Rakich                   Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Edward S. Ritter                   Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Robert N. Sawyer                   Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

Vernon W. Voorhees                 Director                     None
700 Karnes Blvd.
Kansas City, MO 64108-3306

P. Bradley Adams                   Vice President               Vice President
700 Karnes Blvd.                   and Treasurer                and Treasurer
Kansas City, MO  64108-3306

Martin A. Cramer                   Vice President               Vice President
700 Karnes Blvd.                   and Secretary                and Secretary
Kansas City, MO  64108-3306

    (c) The principal underwriter does not receive any remuneration or compensation for the duties or services rendered to the Registrant pursuant to the principal underwriting Agreement.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS.

            Each account, book or other document required to be maintained by
            Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of Jones & Babson, Inc., at 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

Item 31.    MANAGEMENT SERVICES.

            All management services are covered in the Management Agreement between the Registrant and Jones & Babson, Inc., which are discussed in Parts A and B.

Item 32.    UNDERTAKINGS.

            Not Applicable.


EXHIBIT INDEX

        11(b)   Consent of Auditors

        11(c)   485(b) Letter from Counsel

        27      Financial Data Schedules

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Kansas City, and State of Missouri on the 19th day of October, 1998.

                                       D. L. BABSON TAX-FREE INCOME FUND, INC.

                                       By /s/Larry D. Armel
                                          Larry D. Armel


Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment 25/26 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/Larry Armel               President,                    October 19, 1998
Larry Armel                  Prinicple Executive Officer,
                             and Director


/s/F.C. Rood*                Director                      October 19, 1998
F.C. Rood


/s/H. David Rybolt*          Director                      October 19, 1998
H. David Rybolt


/s/William H. Russell*       Director                      October 19, 1998
William H. Russell


/s/P. Bradley Adams         Vice President and             October 19, 1998
P. Bradley Adams            Principal Financial
                            and Accounting Officer


                                                *Signed pursuant to Power of
                                                Attorney

                                                By /s/Larry D. Armel
                                                  Larry D. Armel
                                                  Attorney-in-Fact